EXHIBIT 10(g)
                                                                   -------------




                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Suburban Propane Partners, L.P. (the "PARTNERSHIP") on Form 10-Q for the period ended June 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I, Mark A. Alexander, Chief Executive Officer and President of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

                                             /s/ Mark A. Alexander
                                             ---------------------
                                             Mark A. Alexander
                                             Chief Executive Officer & President
                                             August 13, 2002


In connection with the Quarterly Report of Suburban Propane Partners, L.P. (the "PARTNERSHIP") on Form 10-Q for the period ended June 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I, Robert
M. Plante, Vice President, Finance, Treasurer, and Principal Financial Officer of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

                                             /s/ Robert M. Plante
                                             --------------------
                                             Robert M. Plante
                                             Vice President, Finance & Treasurer
                                             Principal Financial Officer
                                             August 13, 2002